                                                                       Exhibit 1
                                                                       ---------

                          Household Capital Trust II
                                      and
                         Household International, Inc.

                                   4,000,000
                          Trust Preferred Securities


                            UNDERWRITING AGREEMENT
                            ----------------------

                                                             _____________, 1996


Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Goldman, Sachs & Co.
PaineWebber Incorporated
Prudential Securities Incorporated
  As Representatives of the Underwriters
c/o Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

     Household Capital Trust II (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. (S)(S) 3801 et seq.), proposes, upon the terms and conditions set forth herein, to issue and sell 4,000,000 ___% Trust Preferred Securities with an aggregate liquidation amount equal to $100,000,000 (the "Preferred Securities") to the several Underwriters named in Schedule I hereto (the "Underwriters").

     The Preferred Securities will be guaranteed by Household International, Inc., a Delaware corporation (the "Company"), with respect to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), dated as of _________, 1996, between the Company and Wilmington Trust Company, as trustee (the "Guarantee Trustee"). The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), as guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), dated as of __________, 1996, between the Company and the Guarantee Trustee, as trustee, and will be used by the Trust to purchase the $_______________ of _____% Junior Subordinated Deferable Interest Notes (the "Junior Subordinated Notes") issued by the Company. The Preferred Securities and the Common Securities will be issued pursuant to the amended and restated declaration of trust of the Trust, dated as of _________, 1996 (the "Declaration"),
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among the Company, as Sponsor, Edgar Ancona and B. B. Moss, Jr. (the "Regular
Trustees") and Wilmington Trust Company, a Delaware banking corporation, as property trustee (the "Property Trustee" and together with the Regular Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Junior Subordinated Notes will be issued pursuant to an indenture, dated as of May 15, 1995 (the "Base Indenture"), between the Company and The First National Bank of Chicago, as trustee (the "Debt Trustee"), and a supplement to the Base Indenture, dated as of __________, 1996 (the "Supplemental Indenture" and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Debt Trustee.

     The Trust and the Company (together, the "Offerors") wish to confirm as follows their agreement with you and the other several Underwriters on whose behalf you are acting as representatives (the "Representatives") in connection with the several purchases of the Preferred Securities by the Underwriters.

     1. Registration Statement and Prospectus. The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-_______) and a related preliminary prospectus for the registration under the Securities Act of 1933 (the "1933 Act") of (i) the Preferred Securities, (ii) the Preferred Securities Guarantee, and (iii) the Junior Subordinated Notes to be issued and sold to the Trust by the Company, have filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended) and the prospectus constituting a part thereof (including, in each case, all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively, except that, if any revised prospectus shall be provided to the Underwriters by the Offerors for use in connection with the offering of the Preferred Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Offerors pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     2. Agreements to Sell and Purchase. The Trust hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Offerors herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $____________ per Preferred Security, plus accrued distributions, if any, from ____________, 1996, to the Closing Time (as hereinafter defined), the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Preferred Securities increased as set forth in Section 10 hereof).

     In consideration of such purchases at the Closing Time (as defined below), the Company shall pay to the Underwriters as compensation (in immediately available funds), at the Closing Time, $______ per Preferred Security, provided, however, that such compensation shall be $______ per Preferred Security for each sale of 10,000 or more Preferred Securities to a single purchaser. The Underwriters shall inform the Company in writing at the Closing Time of the number of Preferred Securities so sold.

     3. Terms of Public Offering. The Offerors have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Preferred Securities as soon as the Underwriters deem advisable after the Registration Statement has become effective, this Agreement has been executed and delivered, and the Declaration, the Preferred Securities Guarantee Agreement and the Indenture have been qualified under the Trust Indenture Act of 1939 (the "1939 Act").

     4. Delivery of the Preferred Securities and Payment Therefor. Delivery to the Underwriters of and payment for the Preferred Securities shall be made at the office of McDermott, Will & Emery, 227 W. Monroe, Chicago, Illinois 60606, at 9:00 A.M., Central Time, on ____________, 1996 (the "Closing Time"). The place of closing for the Preferred Securities and the Closing Time may be varied by agreement between you and the Company.

     The Preferred Securities shall be delivered to you for the accounts of the several Underwriters against payment of the purchase price therefor in immediately available funds and registered in the name of CEDE & Co., as nominee for the Depository Trust Company. The Preferred Securities to be delivered to the Underwriters shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., Eastern Time, on the business day next preceding the Closing Time.

     5. Agreements of Offerors. The Offerors jointly and severally agree with the several Underwriters as follows:

          (a) The Offerors will notify the Representatives promptly, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and

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     (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Offerors will give the Representatives notice of their intention to file or prepare (i) any amendment to the Registration Statement (including any post-effective amendment), (ii) any amendment or supplement to the Prospectus (including any revised prospectus which the Offerors propose for use by the Underwriters in connection with the offering of the Preferred Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), or (iii) any document that would as a result thereof be incorporated by reference in the Prospectus whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such amendment, supplement or other document within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment, supplement or other document or use any such prospectus to which the Representatives or counsel for the Underwriters shall reasonably object. Subject to the foregoing, the Offerors will file the Prospectus pursuant to Rule 424(b) and Rule 430A under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement.

          (c) The Offerors will deliver to the Representatives signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the Representatives may reasonably request and will also deliver to the Representatives as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.

          (d) The Offerors will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the respective applicable rules and regulations of the Commission thereunder.

          (e) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Preferred Securities, any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel to the Company and the Trust, to amend or supplement

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     the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is to be delivered to a purchaser, or if it shall be necessary at any such time, to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will promptly prepare and file with the Commission, subject to paragraph (b) above, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements; and the Offerors will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

          (f) The Offerors will endeavor, in cooperation with the Underwriters, to qualify the Preferred Securities, the Preferred Securities Guarantee and the Junior Subordinated Notes for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representatives may designate; provided, however, that none of the Offerors shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

          (g) The Trust will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Trust's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (h) The Offerors will use best efforts to effect the listing of the Preferred Securities (including the Preferred Securities Guarantee with respect thereto) on the New York Stock Exchange; if the Preferred Securities are exchanged for Junior Subordinated Notes, the Company will use its best efforts to effect the listing of the Junior Subordinated Notes on the exchange on which the Preferred Securities were then listed.

          (i) During a period of 30 days from the date of this Agreement, neither the Trust nor the Company will, without the prior written consent of the Representatives, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Preferred Securities, any security convertible into or exchangeable into or exercisable for Preferred Securities or the Junior Subordinated Notes or any debt securities substantially similar to the Junior Subordinated Notes or equity securities substantially similar to the Preferred Securities (except for the Junior Subordinated Notes and the Preferred Securities issued pursuant to this Agreement).

     6. Representations and Warranties of the Offerors. The Offers jointly and severally represent and warrant to, and agree with, each Underwriter that:

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          (a)  At the time the Registration Statement became or becomes effective, the Registration Statement complied or will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rule and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the date hereof (unless the term "Prospectus" refers to a prospectus that has been provided to the Underwriters by the Trust for use in connection with the offering of the Preferred Securities and that differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case, at the time it is first provided to the Underwriters for such use) and at Closing Time referred to in Section 2 hereof, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Offerors in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus.

          (b) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or Prospectus, at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) To the best of the Company's knowledge, Arthur Andersen LLP, the accountants who certified the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (d) The financial statements included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a

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consistent basis; and the supporting schedules included in the Registration
Statement present fairly the information required to be stated therein.

          (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, financial position or business affairs of the Company and its subsidiaries, considered as one enterprise, or the Trust, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by the Trust or by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Trust or the Company and its subsidiaries, considered as one enterprise.

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, to enter into and perform its obligations under this Agreement, the Declaration, the Indenture and each of the Guarantees and to purchase, own, and hold the Common Securities issued by the Trust; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise.

          (g) Each subsidiary of the Company which is a significant subsidiary (a "Subsidiary") as defined in Rule 405 of the 1933 Act Regulations has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable; and the capital stock of each such Subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (h) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to reservations, agreements, employee benefit plans or the

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exercise of convertible securities referred to in the Prospectus); and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

          (i) The Trust has been duly created and is validly existing and in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Preferred Securities, the Common Securities and the Declaration; the Trust is duly qualified to transact business as a foreign company and is in good standing in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

          (j) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to all statements relating thereto contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights: and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (k) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

          (l) The Declaration has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee, the Declaration will, at the Closing Time, be a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions") and will conform to all statements relating thereto in

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     the Prospectus; and at the Closing Time, the Declaration will have been duly qualified under the 1939 Act.

          (m) Each of the Guarantee Agreements has been duly authorized by the Company and, when validly executed and delivered by the Company, and, in the case of the Preferred Securities Guarantee Agreement, assuming due authorization, execution and delivery of the Preferred Securities Guarantee by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and each of the Guarantees and the Guarantee Agreements will conform to all statements relating thereto contained in the Prospectus; and the Preferred Securities Guarantee Agreement, at the Closing Time, will have been duly qualified under the 1939 Act.

          (n) The Preferred Securities have been duly authorized by the Declaration and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the Trust, will be entitled to the benefits of the Declaration and will conform to all statements relating thereto contained in the Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and (subject to the terms of the Declaration) holders of Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

          (o) The Indenture has been duly authorized by the Company and, when validly executed and delivered by the Company, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture will conform to all statements relating thereto contained in the Prospectus; and at the Closing Time, the Indenture will have been duly qualified under the 1939 Act.

          (p) The Junior Subordinated Notes have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform to all statements relating thereto in the Prospectus.

          (q) The Company's obligations under the Guarantees are subordinate and junior in right of payment to all liabilities of the Company and are pari passu with the preferred stock issued by the Company.

          (r) The Junior Subordinated Notes are subordinated and junior in right of payment to all "senior indebtedness" (as defined in the Indenture) of the Company.

          (s) Each of the Regular Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration; the Declaration has been duly executed and delivered by the Regular Trustees and is a valid and binding obligation of each Regular Trustee, enforceable against such Regular Trustee in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

          (t) None of the Offerors is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (u) The execution, delivery and performance of this Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Junior Subordinated Notes , the Guarantee Agreements and the Guarantees and the consummation of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder have been duly authorized by all necessary action (corporate or otherwise) on the part of the Offerors and do not and will not result in any violation of the charter or by-laws of the Company or any Subsidiary, or the Declaration or Certificate of Trust and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, the Company or any Subsidiary under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Trust, the Company or any Subsidiary is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Trust or the Company and its subsidiaries considered as one enterprise, or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust, the Company, or any Subsidiary or any of their respective properties.

          (v) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Trust or the Company, threatened, against or affecting the Trust, the Company or any of its subsidiaries that is required to be disclosed in the Prospectus, other than actions, suits or proceedings which are not reasonably expected, individually or in the aggregate, to have a material effect on the condition, financial or otherwise, of the Trust or the Company and its subsidiaries considered as one enterprise, or on the earnings, financial position or business affairs of the Trust or the Company and its subsidiaries considered as one enterprise; and there are no contracts or documents of the Company, any of its subsidiaries or the Trust that are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations that have not been so filed.

          (w) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Common Securities or the offering of the Preferred Securities, the Junior Subordinated Notes or the Guarantees hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations or state securities laws and the qualification of the Declaration, the Preferred Securities Guarantee Agreement and the Indenture under the 1939 Act.

          (x) The Company and the Subsidiaries and the Trust possess adequate certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies to conduct the business now operated by them, and neither the Company nor any of the Subsidiaries nor the Trust has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding would materially and adversely affect the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise or of the Trust.

          (y)  Each of the Offerors is in compliance with all provisions of
     Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business With Cuba.

     7. Indemnification and Contribution. (a) Each of the Trust and the Company jointly and severally (subject to the provisions of subsection (f) below) agrees to indemnify and hold harmless the Representatives and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of our based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with information relating to such Underwriter furnished in writing to the Offerors by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Preferred Securities by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus, provided that the Offerors have delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Trust and the Company may otherwise have.

     (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Trust or the Company (subject to the provisions of subsection (f) below), such Underwriter or such controlling person shall promptly notify the Trust and the Company, and the Trust and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Trust or the Company has agreed in writing to pay such fees and expenses, (ii) the Trust or the Company (subject to the provisions of subsection (f) below) has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding including any impleaded parties) include both such Underwriter or such controlling person and the Trust or the Company and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Trust or the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Trust or the Company (subject to the provisions of subsection (f) below) shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Trust and the Company together shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Trust and the Company shall not be liable for any settlement of any such action, suit or proceeding effected without the Company's written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Trust and the Company agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expenses by reason of such settlement or judgement.

     (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Offerors, the Company's directors, the trustees of the Trust and each officer of the Company who signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnities from the Trust and the Company to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Trust or the Company, any of the Company's directors, any such officer or trustee, or any such controlling person, based on the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Trust or the Company by paragraph (b) above (except that if the Trust or the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the trust, the Company, the Company's directors, any such officer or trustee, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

     (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand from the offering of the Preferred Securities, or (ii) if the allocations provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Trust and the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Preferred Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective numbers of Preferred Securities set forth opposite their names in Schedule I hereto (or such numbers of Preferred Securities increased as set forth in Section 10 hereof) and not joint.

     (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement incudes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

     (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Trust and the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Trust, the Company, the Company's directors or officers, the Trustees of the Trust, or any person controlling the Company, (ii) acceptance of any Preferred Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Trust, the Company, the

Company's directors or officers, the Trustees of the Trust, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 7.

     8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Preferred Securities hereunder are subject to the following conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or at such later time and date as may be approved in writing by the Representatives; and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Regulations and in accordance with
     Section 3(b) and prior to Closing Time the Offerors shall have provided evidence satisfactory to the Representatives of such timely filing.

          (b)  At Closing Time the Representatives shall have received:

               (1) The favorable opinion, dated as of Closing Time, of John W. Blenke, Vice President-Corporate Law and Assistant Secretary of the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                    (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and to enter into and perform its obligations under this Agreement, except where the failure to have such power and authority would not be material to the Company and its subsidiaries considered as one enterprise.

                    (iii) To the best of his knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not be material to the Company and its subsidiaries considered as one enterprise.

                    (iv) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and, to the best of his knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or conduct of its business requires such qualification, except where the failure to have such power and authority or to so qualify or be in good standing would not be material to the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of his knowledge and information, the capital stock of each such Subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of any perfected security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                    (v) The Company has an authorized capitalization as set forth in the Prospectus and all outstanding shares of its common and preferred stock have been duly and validly authorized and issued and are fully paid and nonassessable.

                    (vi) This Agreement has been duly authorized, executed and delivered by the Company.

                    (vii) The Registration Statement is effective under the 1933 Act and, and to the best of his knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceeding therefor initiated or threatened by the Commission.

                    (viii) At the time the Registration Statement became effective and at the Closing Time, the Registration Statement (other than the financial statements and supporting schedules and other financial or statistical data included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                    (ix) To the best of his knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

                    (x) No authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Preferred Securities, the Preferred Securities Guarantee and the Junior Subordinated Notes to the Underwriters, except (a) such as may be required under the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations or state securities laws and (b) the qualification of the Declaration, the Preferred Securities Guarantee Agreement and the Indenture under the 1939 Act; and, to the best of his knowledge and information, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company and the Trust with their obligations hereunder and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries or the Trust pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Subsidiaries or the Trust is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries or the Trust is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole or the Trust or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company, or any applicable law, administrative regulation or administrative or court decree.

                    (xi) Each document filed pursuant to the 1934 Act (other than the financial statements and supporting schedules and other financial or statistical data included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                    (xii) To the best of his knowledge and information and other than as disclosed in the Registration Statement, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which individually or in the aggregate is material, and, to the best of his knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                    (xiii) The Declaration has been duly qualified under the 1939 Act.

                    (xiv) Each of the Guarantee Agreements has been duly authorized, executed and delivered by the Company; the Preferred Securities Guarantee Agreement, assuming it is duly authorized, executed and delivered by the Guarantee Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions; and the Preferred Securities Guarantee Agreement has been duly qualified under the 1939 Act.

                    (xv) The Indenture has been duly executed and delivered by the Company and, assuming due authorization, execution, and delivery thereof by the Debt Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture has been duly qualified under the 1939 Act; and the Indenture conforms to the description thereof in the Prospectus.

                    (xvi) The Junior Subordinated Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exception; and the Junior Subordinated Notes conform to the description thereof in the Prospectus.

                    (xvii) Neither the Company nor the Trust is an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act.

               (2) The favorable opinion of Morris, Nichols, Arsht and Tunnell, Special Delaware counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a business trust have been made; the Trust has all necessary power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement, the Preferred Securities and the Common Securities; the Trust is duly qualified and in good standing as a foreign company in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; and the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

                    (ii) The Declaration has been duly authorized, executed and delivered by the Company and the Trustees and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions.

                    (iii) The Common Securities have been duly authorized by the Declaration and are validly issued and (subject to the terms of the Declaration) fully paid and non-assessable beneficial interests in the assets of the Trust, and the issuance of the Common Securities is not subject to preemptive or other similar rights.

                    (iv) The Preferred Securities have been duly authorized by the Declaration and are validly issued and (subject to the terms of the Declaration), when delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and non-assessable beneficial interests in the assets of the Trust; the holders of the Preferred Securities will (subject to the terms of the Declaration) be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit; and the issuance of the Preferred Securities is not subject to preemptive or other similar rights.

                    (v) The Common Securities, the Preferred Securities and the Declaration conform in all material respects to all statements relating thereto contained in the Prospectus.

                    (vi) All of the issued and outstanding Common Securities of the Trust are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                    (vii) This Agreement has been duly authorized, executed and delivered by the Trust.

                    (viii) The execution, delivery and performance of this Agreement, the Declaration, the Preferred Securities and the Common Securities; the consummation of the transactions contemplated herein and therein; and the compliance by the Trust with its obligations hereunder and thereunder do not and will not result in any violation of the Declaration or Certificate of Trust, and do not and will not conflict with, or result in, a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument known to such counsel to which the Trust is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise) or business affairs of the Trust, (B) any existing applicable law, rule or regulation (other than the securities or blue sky laws of the various states, as to which such counsel need express no opinion) or
          (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or any of its properties.

               (3) The favorable opinion, dated as of Closing Time, of Morris, Nichols, Arsht and Tunnell, counsel for Wilmington Trust Company, as Property Trustee under the Declaration, and Guarantee Trustee under the Preferred Securities Guarantee Agreement, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) Wilmington Trust Company is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration and the Preferred Securities Guarantee Agreement.

                    (ii) The execution, delivery and performance by the Property Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Preferred Securities Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee and the Guarantee Trustee, respectively. The Declaration and the Guarantee Agreements have been duly executed and delivered by the Property Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligations of the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions.

                    (iii) The execution, delivery and performance of the Declaration and the Guarantee Agreements by the Property Trustee and the Guarantee Trustee, respectively, does not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Property Trustee and the Guarantee Trustee, respectively.

                    (iv) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Property Trustee and the Guarantee Trustee of the Declaration and the Guarantee Agreements.

               (4) The favorable opinion, dated as of Closing Time, of McDermott, Will & Emery, counsel for the Underwriters, in form and substance satisfactory to the Underwriters with respect to the legal existence of the Company, the Preferred Securities, the Indenture, the Junior Subordinated Notes, the Preferred Securities Guarantee Agreement, this Agreement, the Registration Statement, the Prospectus and other related matters as the Representatives may require.

               In giving its opinion, McDermott Will & Emery may rely as to certain matters of Delaware law upon the opinion of Morris, Nichols, Arsht and Tunnell, counsel for the Offerors, which shall be delivered in accordance with Section 8(b)(1) hereto.

               (5) The favorable opinion of Sidley & Austin, special tax counsel to the Company and the Trust, as to certain Federal tax matters set forth in the Prospectus under "United States Income Taxation", in form and substance satisfactory to the Representatives.

               (6)  In giving their opinions required by subsections (b) (1) and
     (b)(4), respectively, of this Section, Mr. Blenke and McDermott, Will & Emery shall each additionally state that nothing has come to their attention that has caused them to believe that the Registration Statement (except for financial statements and schedules and other financial or statistical data included or incorporated by reference, therein, as to which counsel need make no statement), at the time it became effective or at the Closing Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the date thereof or at Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (7) At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of a Vice President of the Company and of the chief financial or chief accounting officer of the Company and a certificate of a Trustee of the Trust, and dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 6 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Trust and the Company have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

               (8) At Closing Time, the Representatives shall have received from Arthur Andersen LLP, a letter dated such date, in form and substance satisfactory to the Representatives.

               (9) At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors, in connection with the issuance and sale of the Preferred Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and McDermott, Will & Emery, counsel for the Underwriters.

               (10) At Closing Time, there shall not have occurred any decrease in the ratings of any of the debt securities of the Company or of the Preferred Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act).

               (11) At Closing Time, the Preferred Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

               If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Offerors at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 9 hereof.

     9. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it and by the Trust of its and the Trust's respective and joint obligations hereunder: (i) the preparation, printing (or reproduction), and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each preliminary prospectus, the Prospectus, each amendment or supplement to any of them, this Agreement, the Declaration, the Preferred Securities Guarantee, the Indenture and the Statement of Eligibility and Qualification of each of the Property Trustee, the Guarantee Trustee and the Debt Trustee; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each preliminary prospectus, the Prospectus, the documents incorporated therein by reference, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Preferred Securities; (iii) the preparation, printing (or reproduction), execution and delivery of the Declaration, the Preferred Securities Guarantee and the Indenture and the preparation, printing, authentication, issuance and delivery of the Preferred Securities, including any stamp taxes in connection with the original issuance of the Preferred Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering the Preferred Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the New York Stock Exchange; (vi) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing (or reproduction), and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filing required to be made with the National Association of Securities Dealers, Inc.; (viii) the fees and expenses of the Property Trustee, the Guarantee Trustee and the Debt Trustee; (ix) the fees and expenses associated with obtaining ratings for the Preferred Securities and the Junior Subordinated Notes from nationally recognized statistical rating organizations; and (x) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Offerors.

     10.  Effective Date of Agreement.  This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Preferred Securities may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company or the Trust, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Offerors.

     If any one or more of the Underwriters shall fail or refuse to purchase Preferred Securities which it or they are obligated to purchase hereunder, and the aggregate number of Preferred Securities which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of the Preferred Securities, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Preferred Securities set forth opposite its name in Schedule I hereto bears to the aggregate number of Preferred Securities set forth opposite the names of all non-defaulting Underwrites, to purchase the Preferred Securities which such defaulting Underwriter or Underwriters are obligated, but failed or refused, to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Preferred Securities and the aggregate number of Preferred Securities with respect to which such default occurs is more than one-tenth of the aggregate number of the Preferred Securities and arrangements satisfactory to you and the Offerors for the purchase of such Preferred Securities by one or more non-defaulting Underwriters or other party or parties approved by you and the Offerors are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Offerors. In any such case which does not result in termination of this Agreement, either you or the Offerors shall have the right to postpone the Closing Time, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Offerors, purchases Preferred Securities which a defaulting Underwriter is obligated, but fail or refuses, to purchase.

     Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Offerors, by notice to the Offerors, if prior to the Closing
Time: (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Delaware shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Preferred Securities on the terms set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Preferred Securities by the Underwriters. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

     12. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the second page, and the statements in the second paragraph under the caption "Underwriting" in any preliminary prospectus and the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 7 hereof.

     13. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Offerors, to the Company, or to the Trust, care of the Company, at the office of the Company at the address specified in the Prospectus, Attention: Secretary; or (ii) if to you, as Representatives of the several Underwriters, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division, with a copy to McDermott, Will & Emery, 227 W. Monroe, Chicago, IL 60606, Attention: Scott N. Gierke.

     This Agreement has been and is made solely for the benefit of the several Underwriters, the Trust, the Company, the Company's directors and officers, the Trustees, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Preferred Securities in his status as such purchaser.

     14. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

     Please confirm that the foregoing correctly sets forth the agreement among the Trust, the Company and the several Underwriters.

                                        Very truly yours,

                                        HOUSEHOLD CAPITAL TRUST II


                                        By: _______________________________
                                                 as Regular Trustee


                                        By: _______________________________
                                                 as Regular Trustee




                                        HOUSEHOLD INTERNATIONAL, INC.


                                        By: _______________________________
                                                 Name:
                                                 Title:


Confirmed as of the date first above
mentioned on behalf of themselves
and the other several Underwriters
named in Schedule I hereto.
Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Goldman, Sachs & Co.
PaineWebber Incorporated
Prudential Securities Incorporated


By: SMITH BARNEY INC.


By: ________________________________
           Managing Director

                                  SCHEDULE I

                                 NAME OF TRUST

                       _____% Trust Preferred Securities



                                                  Number of
         Underwriter                              Preferred Securities
         -----------                              --------------------

         Smith Barney Inc.
         Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
         Goldman, Sachs & Co.
         PaineWebber Incorporated
         Prudential Securities Incorporated


         Total ................................       4,000,000
                                                      =========